Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated August 29, 2016

to

Prospectus Dated February 12, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated February 12, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

The Prospectus is amended by adding the following after the last sentence of the second paragraph under the heading “Plan of Distribution”:

Our Advisors and their affiliates may reallow the shares of our common stock purchased in private placements or this public offering (other than those counted toward meeting the minimum offering requirement) to their employees through awards granted as part of a long-term equity compensation program.